SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  August 22, 1997

                             SNAP-ON INCORPORATED
            (Exact name of registrant as specified in its charter)

          DELAWARE                  1-7724               39-0622040
          (State or other      (Commission File    (I.R.S. Employer
          jurisdiction of          Number           Identification
          incorporation                                Number)

          2801 80th Street
          Kenosha, Wisconsin                            53141-1410
          (Address of principal executive offices)      (Zip Code)

                                (414) 656-5200
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)


          Item 5.  Other Events.

               On August 22, 1997, the Board of Directors of Snap-on Incorporated (the "Company") approved the extension of the Company's existing rights by adopting a stockholder rights plan substantially similar to the Company's current rights plan. Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "1997 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $1.00 per share, of the Company simultaneous with the expiration of the existing rights (November 3, 1997). Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundred and fiftieth of a share of Series A Junior Preferred Stock, par value $1.00 per share, at a price of $190.00 per one one-hundred and fiftieth of a share. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on November 3, 2007 or such later date as may be established pursuant to the 1997 Rights Agreement.

               The description and terms of the new Rights are set forth in the 1997 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.    Description

              4 Rights Agreement, dated as of August 22, 1997, between Snap-on Incorporated and First Chicago Trust Company of New York, which includes as Exhibit A, the Certificate of Designation, Exhibit B, the Form of Rights Certificate and Exhibit C, the Summary of Rights.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SNAP-ON INCORPORATED
                                             (Registrant)

                                        By:/s/ Susan F. Marrinan
                                           _________________________

                                           Susan F. Marrinan
                                           General Counsel

          Dated:  September 8, 1997


                              INDEX TO EXHIBITS

           Exhibit                Description               Page
           No.                                              No.

               4       Rights Agreement, dated as of         6
                       August 22, 1997, between Snap-on
                       Incorporated and First Chicago
                       Trust Company of New York, which
                       includes as Exhibit A, the
                       Certificate of Designation,
                       Exhibit B, the Form of Rights
                       Certificate and Exhibit C, the
                       Summary of Rights.